UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report(Date of earliest event reported): February 17, 2004


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

        1-10089                                     51-0299573
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(Commission File Number)                    (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On February 17, 2004, Factory 2-U Stores, Inc. (the "Company") announced that effective February 20, 2004 John Swygert resigned from the Company to pursue other opportunities. The Company is considering various alternatives to fill the position of Chief Financial Officer on an interim and/or permanent basis.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FACTORY 2-U STORES, INC.

       February 17, 2004                       By:    /s/ Norman G. Plotkin
      -------------------                             ---------------------
             Date                                     Norman G. Plotkin
                                                      Chief Executive Officer